SUBSIDIARIES OF LINDE PLC
Linde plc and Subsidiaries
EXHIBIT 21.01

The following is a list of the Linde plc's subsidiaries as of December 31, 2019.

Linde plc Subsidiaries	Place of Incorporation
10 Riverview Drive LLC	Delaware
44001 ONTARIO LIMITED	Canada
AB Held	Sweden
Acetylene Oxygen Company	Texas
African Oxygen Limited	South Africa
AFROX - África Oxigénio, Limitada	Angola
AFROX (LESOTHO) (PTY) LTD	Lesotho
AFROX (PROPRIETARY) LIMITED	South Africa
AFROX AFRICAN INVESTMENTS (PTY) LIMITED	South Africa
AFROX GAS & ENGINEERING SUPPLIES (BOTSWANA) (PTY) LIMITED	Botswana
AFROX INTERNATIONAL LIMITED	Mauritius
Afrox Malawi Limited	Malawi
Afrox Moçambique, Limitada	Mozambique
AFROX PROPERTIES (PTY) LIMITED	South Africa
AFROX ZAMBIA LIMITED	Zambia
AGA Aktiebolag	Sweden
AGA Fastighet Göteborg AB	Sweden
AGA Gas Aktiebolag	Sweden
AGA Industrial Gas Engineering Aktiebolag	Sweden
AGA International Investment Aktiebolag	Sweden
AGA Medical Aktiebolag	Sweden
AGA S.A.	Uruguay
AGA SIA	Latvia
Agatronic AB	Sweden
Agua y Gas de Sillunchi S.A.	Ecuador
AHP Alliance of Columbia	South Carolina
AHP Delmarva, LLP	Maryland
AHP Home Care Alliance of Gainesville	Florida
AHP Home Care Alliance of Tennessee	Tennessee
AHP Home Care Alliance of Virginia	Virginia
AHP Home Medical Equipment Partnership of Texas	Texas
AHP Knoxville Partnership	Tennessee
AHP-MHR Home Care, LLP	Nebraska
AIRCO COATING TECHNOLOGY LIMITED	United Kingdom
ALBOC (JERSEY) LIMITED	Jersey
ALLWELD INDUSTRIAL AND WELDING SUPPLIES LIMITED	United Kingdom
Almacenes Geneva S.A.	Panama
ALPHA RESPIRATORY INC.	Delaware
AMALGAMATED GAS AND WELDING (PTY) LIMITED	South Africa
AMALGAMATED WELDING AND CUTTING HOLDINGS (PROPRIETARY) LIMITED	South Africa
American HomePatient Arkansas Ventures, Inc.	Delaware
American HomePatient Delaware Ventures, Inc.	Delaware
American HomePatient of Kingstree, LLC	South Carolina

American HomePatient of New York, Inc.	New York
American HomePatient of Sanford, LLC	North Carolina
American HomePatient of Texas, LLC	Texas
American HomePatient of Unifour, LLC	North Carolina
American HomePatient Tennessee Ventures, Inc.	Delaware
American HomePatient Ventures, Inc.	Tennessee
American HomePatient, Inc.	Delaware
AMERICAN HOMEPATIENT, INC.	Delaware
American HomePatient, Inc.	Delaware
Anhui JuLan Industrial Gases Co., Ltd.	China
AO "Linde Gas Rus"	Russian Federation
AO "Linde Uraltechgaz"	Russian Federation
Argyle Welding Supply Company, Inc.	New Mexico
Aries 94 s.r.o.	Slovakia
AS Eesti AGA	Estonia
ASIA UNION (SHANGHAI) ELECTRONIC CHEMICAL COMPANY LIMITED	China
ASIA UNION ELECTRONIC CHEMICAL CORPORATION	Taiwan
ASIA UNION ELECTRONIC CHEMICALS - RENO, INC.	Nevada
AUECC (BVI) HOLDINGS LIMITED	British Virgin Islands
AUECC Shanghai (Baoshan) Co. Ltd.	China
AUECC Shanghai (Fengxian) Co. Ltd.	China
AUSCOM HOLDINGS PTY LIMITED	Australia
AWCE (PROPRIETARY) LIMITED	South Africa
B.V. Nederlandse Pijpleidingmaatschappij	Netherlands
Baptist Ventures - AHP Homecare Alliance of Montgomery	Alabama
Beijing Praxair Huashi Carbon Dioxide Co., Ltd.	China
Beijing Praxair, Inc.	China
Blue LNG Beteiligungsgesellschaft mbH	Germany
Blue LNG GmbH & Co. KG	Germany
Blue Ridge Home Care	North Carolina
BOC (China) Holdings Co., Ltd.	China
BOC (PHILS.) HOLDINGS, INC.	Philippines
BOC (TRADING) LIMITED	Ireland
BOC AIP Limited Partnership	Australia
BOC Australia Pty Limited	Australia
BOC AUSTRALIAN FINANCE LIMITED	Jersey
BOC CHILE HOLDINGS LIMITED	United Kingdom
BOC CUSTOMER ENGINEERING PTY LTD	Australia
BOC de Chile S.A.	Chile
BOC DISTRIBUTION SERVICES LIMITED	United Kingdom
BOC DUTCH FINANCE	United Kingdom
BOC Europe Holdings B.V.	Netherlands
BOC Gases (Suzhou) Co., Ltd.	China
BOC Gases (Tianjin) Company Limited	China
BOC GASES ARUBA N.V.	Aruba
BOC GASES DE MEXICO, S.A. DE C.V.	Mexico
BOC GASES FINANCE LIMITED	Australia
BOC GASES IRELAND HOLDINGS LIMITED	Ireland
BOC Gases Ireland Limited	Ireland
BOC GASES LIMITED	United Kingdom

BOC GASES MOZAMBIQUE LIMITED	Mozambique
BOC Gases Nigeria Plc	Nigeria
BOC GASES SOLOMON ISLANDS LIMITED	Solomon Islands
BOC GIST INC	Philippines
BOC GROUP PTY LIMITED	Australia
BOC HEALTHCARE LIMITED	United Kingdom
BOC HELEX	United Kingdom
BOC HOLDINGS	United Kingdom
BOC Intressenter AB	Sweden
BOC INVESTMENT HOLDING COMPANY (IRELAND) LIMITED	Ireland
BOC INVESTMENT HOLDINGS LIMITED	United Kingdom
BOC INVESTMENTS (LUXEMBOURG) LIMITED	United Kingdom
BOC Investments Ireland Unlimited Company	Ireland
BOC INVESTMENTS NO.1 LIMITED	United Kingdom
BOC INVESTMENTS NO.5	United Kingdom
BOC INVESTMENTS NO.7	United Kingdom
BOC JAPAN	United Kingdom
BOC Kenya plc	Kenya
BOC KOREA HOLDINGS LIMITED	United Kingdom
BOC LIENHWA (BVI) HOLDING Co., Ltd.	British Virgin Islands
BOC LIMITED	United Kingdom
BOC Limited (Australia)	Australia
BOC LIMITED (New Zealand)	New Zealand
BOC LUXEMBOURG FINANCE	United Kingdom
BOC NETHERLANDS HOLDINGS LIMITED	United Kingdom
BOC NEW ZEALAND HOLDINGS LIMITED	New Zealand
BOC NO. 1 LIMITED	Guernsey
BOC NO. 2 LIMITED	Guernsey
BOC NOMINEES LIMITED	United Kingdom
BOC Papua New Guinea Limited	Papua New Guinea
BOC PENSION SCHEME TRUSTEES LIMITED	United Kingdom
BOC PENSIONS LIMITED	United Kingdom
BOC PREFERENCE LIMITED	Jersey
BOC RSP TRUSTEES LIMITED	United Kingdom
BOC SEPS TRUSTEES LIMITED	United Kingdom
BOC SERVICES LIMITED	United Kingdom
BOC Tanzania Limited	Tanzania
BOC Uganda Limited	Uganda
BOCLH Industrial Gases (Chengdu) Co., Ltd	China
BOCLH Industrial Gases (DaLian) Co., Ltd.	China
BOCLH Industrial Gases (Shanghai) Co., Ltd.	China
BOCLH Industrial Gases (Songjiang) Co., Ltd.	China
BOCLH Industrial Gases (Suzhou) Co., Ltd.	China
BOCLH Industrial Gases (Waigaoqiao) Co., Ltd.	China
BOCLH Industrial Gases (Xiamen) Co., Ltd.	China
BOGGY CREEK PTY LIMITED	Australia
BOTSWANA OXYGEN COMPANY (PTY) LIMITED	Botswana
BOTSWANA STEEL ENGINEERING (PTY) LIMITED	Botswana
BRITISH INDUSTRIAL GASES LIMITED	United Kingdom
BRITISH OXYGEN (HONG KONG) LIMITED	Hong Kong

CARING RESPONDERS LLC	Delaware
Catholic Health Home Respiratory, LLC	New York
Ceylon Oxygen Ltd.	Sri Lanka
CIGC CORPORATION	Philippines
Coastal Home Care	South Carolina
Coatec Gesellschaft fϋr Oberflächenveredelung mbH	Germany
Commercium Immobilien- und Beteiligungs-GmbH	Germany
Compañía de Nitrógeno de Cantarell, S.A. de C.V.	Mexico
Compañía de Operaciones de Nitrógeno, S.A. de C.V.	Mexico
Complete Infusion Services, LLC	Michigan
Comprehensive Sleep Solutions, LLC	Arizona
CONFEDERATE TECHNOLOGY COMPANY LIMITED	Taiwan
Consultora Rynuter S.A.	Uruguay
CONVACARE SERVICES, INC.	Indiana
COOPER CRYOSERVICE LIMITED	Ireland
CPAP SUPPLY USA LLC	Delaware
CRYO Aktiebolag	Sweden
CRYO INDUSTRIAL GASES, INC.	Philippines
Cryostar Cryogenic Equipments (Hangzhou) Co. Ltd.	China
Cryostar do Brasil Equipamentos Rotativos & Criogenicos Ltda.	Brazil
CRYOSTAR LIMITED	United Kingdom
CRYOSTAR SAS	France
Cryostar Singapore Pte Ltd	Singapore
Cryostar USA LLC	Delaware
Dablioeme Participacoes Ltda.	Brazil
DAVAO OXYGEN CORPORATION	Philippines
Designated Companies, Inc.	New York
DeVine Products, Inc.	Delaware
Distribuciones Invegas S.C.A.	Venezuela
DME Supply USA, LLC	Delaware
EHVIL DISSENTIENTS LIMITED	United Kingdom
ELGAS AUTOGAS PTY LIMITED	Australia
ELGAS LIMITED	Australia
ELGAS LIMITED	New Zealand
ELGAS RETICULATION PTY LIMITED	Australia
Eurogaz-Gdynia Sp. z o.o.	Poland
EXPRESS INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
Famex Comercio Atacadista de Gas Carbonico Ltda.	Brazil
FAR EASTERN INDUSTRIAL GASES COMPANY LIMITED	Taiwan
Flaskgascentralen i Malmö Aktiebolag	Sweden
FLUOROGAS LIMITED	United Kingdom
Founders Healthcare L.L.C.	Arizona
FUTURE INDUSTRIAL AND WELDING SUPPLIES LTD.	United Kingdom
Fuzhou Linde Lienhwa Gases Co., Ltd	China
G.L BAKER (TRANSPORT) LIMITED	United Kingdom
GAFFNEY INDUSTRIAL & WELDING SUPPLIES LTD	United Kingdom
Gama Gases Especiais Ltda.	Brazil
Gamma Acquisition Inc.	Delaware
GAS & GEAR LIMITED	United Kingdom
Gas & More GmbH	Germany

Gases de Ensenada S.A.	Argentina
Gases Industriales, S.A.	Panama
Gases Tachira S.A.	Venezuela
GI/LINDE ALGERIE SPA	Algeria
Gist Distribution Limited	Ireland
GIST FRANCE S.A.R.L.	France
Gist Holding B.V.	Netherlands
GIST LIMITED	United Kingdom
Gist Nederland B.V.	Netherlands
Gist Österreich GmbH	Austria
Gist USA LLC	Delaware
GISTRANS Czech Republic s.r.o.	Czech Republic
GNC Matao Compressao de Gas Natural Ltda.	Brazil
GNL Gemini Comercializacao e Logistica de Gas Ltda.	Brazil
GRANDPLAINS PROPERTIES, INC.	Philippines
Great Lakes Street, Inc.	Delaware
Grupo Linde Gas Argentina S.A.	Argentina
HANDIGAS (BOTSWANA) (PTY) LIMITED	Botswana
HANDIGAS LIMITED	United Kingdom
HANDIGAS SWAZILAND (PTY) LIMITED	Swaziland
Hangzhou Linde International Trading Co., Ltd.	China
HEALTH CARE SOLUTIONS AT HOME INC.	Delaware
HealthCare Solutions IV LLC	Delaware
HEAT GAS (PTY) LIMITED	Botswana
Helium Centre Pte Ltd.	Singapore
HICK, HARGREAVES AND COMPANY LIMITED	United Kingdom
HKO DEVELOPMENT COMPANY LIMITED	Hong Kong
Holox Inc.	Georgia
HOME-CARE EQUIPMENT NETWORK INC.	Delaware
Homelink Home Health Care	Arkansas
Hydromotive GmbH & Co. KG	Germany
Hydromotive Verwaltungs-GmbH	Germany
IGL (PTY) LIMITED	Namibia
IGL PROPERTIES (PTY) LIMITED	Namibia
INDONESIA POWER HOLDINGS LIMITED	United Kingdom
Industria Paraguaya de Gases S.R.L.	Paraguay
Industria Venezoelana de Gas INVEGAS, S.C.A.	Venezuela
INDUSTRIAL & WELDING SUPPLIES (NORTH WEST) LIMITED	United Kingdom
INDUSTRIAL AND WELDING MANAGEMENT LIMITED	United Kingdom
INDUSTRIAL SUPPLIES & SERVICES LIMITED	United Kingdom
Ipes Industria de Produtos e Equipamentos de Solda Ltda.	Brazil
ISAGA ehf.	Iceland
ISAS TRUST	South Africa
ITO Industries International SA	Romania
IWS (INDUSTRIAL & WELDING SUPPLIES) LIMITED	United Kingdom
Jianyang Linde Medical Gases Company Limited	China
Joint Stock Company "Volgograd Oxygen Plant"	Russian Federation
Kelvin Finance Company Limited	Ireland
KEY PROOF INVESTMENTS LIMITED	British Virgin Islands
KIDDO INVESTMENTS (PTY) LIMITED	Botswana

Kiinteistö Oy Karakaasu	Finland
Kiinteistö Oy Karaportti	Finland
Kosmoid Finance Unlimited Company	Ireland
KTPV (THAILAND) LIMITED	Thailand
Kunshan Praxair Co., Ltd.	China
LAG Methanol LLC	Delaware
LANSING GROUP LIMITED	United Kingdom
LEEN GATE INDUSTRIAL & WELDING SUPPLIES (SCOTLAND) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (LINCOLN) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (NORTH EAST) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES (NOTTINGHAM) LIMITED	United Kingdom
LEENGATE INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
LESOTHO OXYGEN COMPANY (PTY) LIMITED	Lesotho
LIEN CHIA INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LIEN CHUAN INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LIEN FUNG PRECISION TECHNOLOGY DEVELOPMENT CO., LTD	Taiwan
LIEN HWA COMMONWEALTH CORPORATION	Taiwan
LIEN HWA INDUSTRIAL GASES (HK) LIMITED	Hong Kong
LIEN HWA LOX CRYOGENIC EQUIPMENT CORPORATION	Taiwan
LIEN SHENG INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LIEN TONG GASES COMPANY LIMITED	Taiwan
LIEN YANG INDUSTRIAL GASES COMPANY LIMITED	Taiwan
LifeCare Solutions, Inc.	Delaware
Limited Liability Company Praxair Azot Togliatti	Russian Federation
Limited Liability Company Praxair Rus	Russian Federation
Limited Liability Company Praxair Samara	Russian Federation
Limited Liability Company Praxair Titanium Valley	Russian Federation
Limited Liability Company Praxair Volgograd	Russian Federation
LINCARE EQUIPMENT LLC	Delaware
LINCARE HOLDINGS INC.	Delaware
LINCARE INC.	Delaware
LINCARE LEASING LLC	Delaware
LINCARE LICENSING INC.	Delaware
LINCARE OF CANADA ACQUISITIONS INC.	Delaware
LINCARE OF CANADA INC.	Canada
LINCARE OF NEW YORK, INC.	New York
LINCARE PHARMACY SERVICES INC.	Delaware
LINCARE PROCUREMENT INC.	Delaware
LINCARE PULMONARY REHAB MANAGEMENT, LLC	Delaware
Lincare Pulmonary Rehab Services of Missouri, LLC	Missouri
LINCARE PULMONARY REHAB SERVICES OF OHIO, LLC	Ohio
Linde (Australia) Pty. Ltd.	Australia
Linde (Huizhou) Industrial Gas Co., Ltd.	China
Linde (Quanzhou) Carbon Dioxide Co. Ltd.	China
Linde (Thailand) Public Company Limited	Thailand
Linde Air Chemicals Limited	Thailand
Linde Aktiengesellschaft	Germany
Linde Arabian Contracting Co., Ltd.	Saudi Arabia
Linde Arooxy (Xi'an) Life Science Co., Ltd.	China
Linde Bangladesh Limited	Bangladesh

LINDE BUSINESS SOLUTIONS CENTER PHILIPPINES, INC.	Philippines
LINDE CANADA HOLDINGS LIMITED	United Kingdom
Linde Carbonic (Wuhu) Company Ltd.	China
Linde Carbonic Company Ltd., Shanghai	China
LINDE CRYOGENICS LIMITED	United Kingdom
LINDE CRYOPLANTS LIMITED	United Kingdom
Linde Delaware Investments Inc.	Delaware
Linde Ecuador S.A.	Ecuador
Linde Electronics & Specialty Gases (Suzhou) Co Ltd.	China
Linde Electronics B.V.	Netherlands
Linde Electronics GmbH	Austria
Linde Electronics GmbH & Co. KG	Germany
LINDE ELECTRONICS SAS	France
Linde Electronics Verwaltungs GmbH	Germany
LINDE ELECTRONICS, S.L.	Spain
Linde Engineering (Dalian) Co. Ltd.	China
Linde Engineering (Hangzhou) Co. Ltd.	China
Linde Engineering (Malaysia) Sdn. Bhd.	Malaysia
Linde Engineering India Private Limited	India
Linde Engineering Middle East LLC	United Arab Emirates
Linde Engineering North America LLC	Delaware
Linde Engineering South Africa (Pty) Ltd.	South Africa
Linde Engineering US LLC	Delaware
Linde EOX Sdn. Bhd.	Malaysia
LINDE FINANCE	United Kingdom
Linde Finance B.V.	Netherlands
Linde France S.A.	France
Linde Gas (H.K.) Limited	Hong Kong
Linde Gas (Jining) Co., Ltd.	China
Linde Gas a.s.	Czech Republic
Linde Gas A/S	Denmark
Linde Gas Algerie S.p.A.	Algeria
LINDE GAS AS	Norway
Linde Gas Asia Pte Ltd	Singapore
Linde Gas Belgium NV	Belgium
Linde Gas Benelux B.V.	Netherlands
Linde Gas Bulgaria EOOD	Bulgaria
Linde Gas Chile S.A.	Chile
Linde Gas Cryoservices B.V.	Netherlands
Linde Gas Curaçao N.V.	Curacao
LINDE GAS DOMINICANA, S.R.L.	Dominican Republic
LINDE GAS ESPAÑA SOCIEDAD ANONIMA	Spain
Linde Gas GmbH	Austria
LINDE GAS HOLDINGS LIMITED	United Kingdom
Linde Gas Italia S.r.l.	Italy
LINDE GAS MIDDLE EAST LLC	United Arab Emirates
Linde Gas Ningbo Ltd.	China
Linde Gas North America LLC	Delaware
Linde Gas Perú S.A.	Peru
Linde Gas Products Malaysia Sdn. Bhd.	Malaysia

Linde Gas Produktionsgesellschaft mbH & Co. KG	Germany
Linde Gas s. r. o.	Slovakia
Linde Gas Shenzhen Ltd.	China
Linde Gas Singapore Pte. Ltd.	Singapore
Linde Gas Southeast (Xiamen) Ltd.	China
LINDE GAS SRBIJA Industrija gasova a.d. Bečej	Serbia
Linde Gas Therapeutics Benelux B.V.	Netherlands
Linde Gas Therapeutics GmbH	Germany
Linde Gas Tunisie S.A.	Tunisia
Linde Gas Verwaltungs GmbH	Germany
Linde Gas Vietnam Limited	Vietnam
Linde Gas Xiamen Ltd.	China
Linde Gas Zhenhai Ltd.	China
Linde Gases (Changzhou) Company Limited	China
Linde Gases (Chengdu) Co., Ltd.	China
Linde Gases (Chongqing) Co., Ltd.	China
Linde Gases (Fushun) Co., Ltd.	China
Linde Gases (Hefei) Co., Ltd.	China
Linde Gases (Huizhou) Co., Ltd.	China
Linde Gases (Langfang) Co., Ltd.	China
Linde Gases (Meishan) Co., Ltd.	China
Linde Gases (Nanjing) Company Limited	China
Linde Gases (Shanghai) Co., Ltd.	China
Linde Gases (Suzhou) Company Limited	China
Linde Gases (Taixing) Co., Ltd.	China
Linde Gases (Xuzhou) Company Limited	China
Linde Gases (Yantai) Co., Ltd.	China
Linde Gases (Zhangzhou) Co., Ltd.	China
Linde Gases Daxie Company Limited	China
Linde Gases Moçambique, Limitada	Mozambique
Linde Gaz Anonim Şirketi	Turkey
Linde Gáz Magyarország Zrt.	Hungary
LINDE GAZ POLSKA Spółka z o.o.	Poland
LINDE GAZ ROMANIA S.R.L.	Romania
Linde Global IT Services s. r. o.	Slovakia
LINDE GLOBAL SERVICES PHILIPPINES, INC.	Philippines
LINDE GLOBAL SERVICES PORTUGAL, UNIPESSOAL LDA	Portugal
Linde Global Support Services Private Limited	India
LINDE HADJIKYRIAKOS GAS LIMITED	Cyprus
Linde Healthcare AB	Sweden
LINDE HEALTHCARE MIDDLE EAST LLC	United Arab Emirates
LINDE HELIUM HOLDINGS LIMITED	United Kingdom
LINDE HELIUM M E FZCO	United Arab Emirates
Linde Hellas Monoprosopi E.P.E.	Greece
Linde Hidrógeno, S.A. de C.V.	Mexico
Linde HKO Limited	Hong Kong
Linde Holding GmbH	Germany
Linde Holdings Netherlands B.V.	Netherlands
Linde Holdings New Zealand Limited	New Zealand
Linde Holdings SAS	France

Linde Holdings, LLC	Delaware
Linde Homecare Belgium SPRL	Belgium
Linde Homecare Benelux B.V.	Netherlands
LINDE HOMECARE FRANCE SAS	France
Linde Huachang (Zhangjiagang) Gas Co. Ltd.	China
Linde HyCO Limited	Thailand
Linde HyCO LLC	Delaware
Linde Hydrogen FuelTech GmbH	Austria
LINDE INDIA LIMITED	India
LINDE INDUSTRIAL GASES (MALAYSIA) SDN. BHD.	Malaysia
LINDE INVESTMENTS FINLAND OY	Finland
LINDE INVESTMENTS LLC	Delaware
LINDE INVESTMENTS No.1 LIMITED	United Kingdom
Linde Jubail Industrial Gases Factory LLC	Saudi Arabia
Linde Kryotechnik AG	Switzerland
Linde Lienhwa China Holding Co., Ltd.	China
Linde Lienhwa Gases (BeiJing) Co., Ltd.	China
Linde Lienhwa Gases (Chengdu) Co., Ltd.	China
Linde Lienhwa Gases (Wuhan) Co., Ltd	China
Linde Lienhwa Industrial Gases (Xianyang) Co., Ltd.	China
LINDE LIENHWA INDUSTRIAL GASES CO. LTD.	Taiwan
LINDE MALAYSIA HOLDINGS BERHAD	Malaysia
LINDE MALAYSIA SDN. BHD.	Malaysia
Linde Médica, S.L.	Spain
LINDE MEDICALE Srl	Italy
LINDE MEDICINAL, S.L.	Spain
Linde Nanjing Chemical Industrial Park Gases Co., Ltd.	China
LINDE NORTH AMERICA HOLDINGS LIMITED	United Kingdom
Linde Österreich Holding GmbH	Austria
LINDE PHILIPPINES (SOUTH), INC.	Philippines
LINDE PHILIPPINES, INC.	Philippines
LINDE PORTUGAL, LDA	Portugal
Linde Process Plants Canada Inc.	Canada
Linde Qiangsheng Gases (Nanjing) Co., Ltd.	China
LINDE ROC SDN. BHD.	Malaysia
Linde RSS LLC	Delaware
Linde Salud S.A.	Argentina
LINDE SAÚDE, LDA	Portugal
Linde Schweißtechnik GmbH	Germany
Linde Services LLC	Delaware
Linde Sokolovská s.r.o.	Czech Republic
LINDE TREASURY ASIA PACIFIC PTE.LTD.	Singapore
LINDE UK HOLDINGS LIMITED	United Kingdom
LINDE UK HOLDINGS NO.2 LIMITED	United Kingdom
LINDE UK PRIVATE MEDICAL TRUSTEES LIMITED	United Kingdom
Linde Vietnam Limited Company	Vietnam
Linde Welding GmbH	Germany
LINDE WELDING PRODUCTS SDN. BHD.	Malaysia
LindeGas Holding Sweden AB	Sweden
LINDE-SINOCHEM (QUANZHOU) GASES CO., LTD	China

Liquid Carbonic Corporation	Delaware
Liquid Carbonic del Paraguay S.A.	Paraguay
Liquido Carbonico Colombiana S.A.	Colombia
LPM, S.A. de C.V.	Mexico
LUCK STREAM Co., Ltd.	Taiwan
Madco Welding Supply Co., Inc.	California
Madison Gas LLC	Delaware
Mastercrio Transportes Ltda.	Brazil
Maverick Healthcare Group L.L.C.	Arizona
Maverick Healthcare Holdings II, Inc.	Delaware
mdINR, LLC	Delaware
Medical Gases SRL	Argentina
MediLink HomeCare, Inc.	New Jersey
MEDIMATICS LLC	Delaware
MEDISHIELD	United Kingdom
MEDISPEED	United Kingdom
MidSouth Distribution, Inc.	Texas
MIG Production Company Limited	Thailand
MRB ACQUISITION CORP.	Florida
MTA GmbH Medizin-Technischer-Anlagenbau	Germany
Murray Hill LLC	Delaware
Naamloze Vennootschap Linde Gas Benelux	Netherlands
NAMOX Namibia (PTY) LIMITED	Namibia
Nanjing Praxair Nanlian Industrial Gases Co., Ltd.	China
NASIONALE SWEISWARE (PTY) LTD	South Africa
Nauticor Beteiligungs-GmbH	Germany
Nauticor GmbH & Co. KG	Germany
NEW SINO GASES COMPANY LIMITED	Hong Kong
NICOWELD (PTY) LIMITED	South Africa
Nitropet, S.A. de C.V.	Mexico
NORLIC AB	Sweden
Northeast Pennsylvania Alliance, LLC	Pennsylvania
NoxBox Ltd	United Kingdom
NuCo2 Inc.	Delaware
NUCO2 LLC	Delaware
NuCO2 Management LLC	Delaware
NuCO2 Supply LLC	Delaware
OCAP CO2 B.V.	Netherlands
OCT Pharmacy, L.L.C.	Michigan
Old Danford S.A.	Uruguay
OOO "Linde Engineering Rus"	Russian Federation
OOO "Linde Gas Lipetsk"	Russian Federation
OOO "Linde Gas Novotroitsk"	Russian Federation
OPTIGEN, INC.	Florida
Option One Home Medical Equipment, Inc.	California
Oxigenos de Colombia Ltda.	Colombia
Oxygene Industriel Girardin, Inc.	Canada
Oy AGA Ab	Finland
P.T. Gresik Gases Indonesia	Indonesia
P.T. Gresik Power Indonesia	Indonesia

P.T. Townsville Welding Supplies	Indonesia
PACIFIC ENGINEERING SUPPLIES PTY LIMITED	Australia
PanGas AG	Switzerland
Park Infusion Care GP, LLC	Delaware
Park Infusion Care, LP	Texas
Patient Support Services, Inc.	Texas
PENNINE INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
PG Technologies Pte Ltd.	Singapore
PG Technologies, LLC	Delaware
Piedmont Medical Equipment	South Carolina
Praxair (Anhui) Industrial Gases Co., Ltd.	China
Praxair (Beijing) Industrial Gases Co., Ltd.	China
Praxair (Beijing) Semiconductor Gases Co., Ltd.	China
Praxair (China) Investment Co., Ltd.	China
Praxair (Guangxi) Gases Co., Ltd.	China
Praxair (Guangzhou) Industrial Gases Co., Ltd.	China
Praxair (Hainan) Industrial Gases Co., Ltd.	China
Praxair (Hefei) Industrial Gases Co., Ltd.	China
Praxair (Jiaxing) Industrial Gases Co., Ltd.	China
Praxair (Nanjing) Carbon Dioxide Co. Ltd.	China
Praxair (Shanghai) Co., Ltd.	China
Praxair (Shanghai) Electronic Gases Co., Ltd.	China
Praxair (Shanghai) Industrial Gases Co., Ltd.	China
Praxair (Shanghai) Semiconductor Gases Co., Ltd.	China
Praxair (Taiwan) Co., Ltd.	Taiwan
Praxair (Thailand) Company Limited	Thailand
Praxair (Wuhan), Inc.	China
Praxair (Yangzhou) Industrial Gases Co., Ltd.	China
Praxair (Zhenjiang) Industrial Gas Co. Ltd.	China
Praxair Argentina S.r.l.	Argentina
Praxair Asia, Inc.	Delaware
Praxair Bahrain B.S.C.	Bahrain
Praxair Belgium BVBA	Belgium
Praxair Bolivia Srl.	Bolivia
Praxair Canada Inc.	Canada
Praxair Chemax Semiconductor Materials Co.	Taiwan
Praxair Chile Ltda.	Chile
Praxair Colonia Limitada	Uruguay
Praxair Consultoria y Administracion S de RL de CV	Mexico
Praxair Costa Rica S.A.	Costa Rica
Praxair Distribution, Inc.	Delaware
Praxair do Brasil Ltda.	Brazil
PRAXAIR Euroholding B.V.	Netherlands
Praxair Fray Bentos S.C.A.	Uruguay
Praxair Gases Industriales Ltda.	Colombia
Praxair Gulf Industrial Gases LLC	United Arab Emirates
Praxair Holding Latinoamérica SARL	Luxembourg
Praxair Holdings International, Inc.	Delaware
Praxair Huayi (Chongqing) Industrial Gases Co. Ltd.	China
Praxair Hydrogen Supply, Inc.	Delaware

Praxair India Private Limited	India
Praxair International Finance Unlimited Company	Ireland
Praxair Inversiones SRL	Peru
Praxair Investments B.V.	Netherlands
Praxair Korea Company Limited	Korea, Republic of
Praxair Latin America Holdings LLC	Delaware
PRAXAIR LUXEMBOURG S.A R.L	Luxembourg
Praxair Mexico, S. de R.L. de C.V.	Mexico
Praxair MRC S.A.S.	France
Praxair Offshore Services Limited	United Kingdom
Praxair Pacific Ltd.	Mauritius
Praxair Partnership	Partnership
Praxair Peru S.R.L.	Peru
Praxair PHP S.A.S.	France
Praxair Plainfield, Inc.	Delaware
Praxair Puerto Rico B. V.	Netherlands
Praxair Puerto Rico LLC	Delaware
Praxair Qingdao Co., Ltd.	China
Praxair Republica Dominicana, SRL	Dominican Republic
Praxair S.r.l.	Italy
Praxair S.T. Technology, Inc.	Delaware
Praxair Services (UK) Limited	United Kingdom
Praxair Services Canada Inc.	Canada
Praxair Services, Inc.	Texas
Praxair Shanghai Meishan Inc.	China
Praxair Shaogang Co., Ltd.	China
Praxair Ship II AS	Norway
Praxair Surface Technologies (Changzhou) Co. Ltd.	China
Praxair Surface Technologies (Europe) S.A.	Switzerland
Praxair Surface Technologies Arabia for Coating	Saudi Arabia
Praxair Surface Technologies Arabia for Coating LLC	Saudi Arabia
Praxair Surface Technologies Co., Ltd.	Korea, Republic of
Praxair Surface Technologies do Brasil Ltda.	Brazil
Praxair Surface Technologies GmbH	Germany
Praxair Surface Technologies K.K.	Japan
Praxair Surface Technologies Limited	United Kingdom
Praxair Surface Technologies Montreal L.P.	Canada
Praxair Surface Technologies Pte Ltd.	Singapore
Praxair Surface Technologies S.A.S.	France
Praxair Surface Technologies, Inc.	Delaware
Praxair Switzerland GmbH	Switzerland
Praxair Technology, Inc.	Delaware
Praxair Uruguay Ltda.	Uruguay
Preferred Homecare Infusion, L.L.C.	Arizona
PREMIER MEDICAL CORPORATION	Colorado
PRIESTLEY COMPANY LIMITED	Bermuda
Private Joint Stock Company "Linde Gas Ukraine"	Ukraine
Production Praxair Canada Inc.	Canada
PROVISIS Gase & Service GmbH	Austria
PS Chem Co., Ltd.	Korea, Republic of

PSG Co., Ltd.	Korea, Republic of
PT. LINDE INDONESIA	Indonesia
PULMOREHAB LLC	Delaware
PURE QUALITY TECHNOLOGY LIMITED	British Virgin Islands
RAYONG ACETYLENE LIMITED	Thailand
Raytel Cardiac Services, Inc.	Delaware
RCS MANAGEMENT CORPORATION	Delaware
RCS MANAGEMENT HOLDING COMPANY	Delaware
RDC GASES & WELDING (DRL) LIMITED	Congo, The Democratic Republic of the
REPTILE INVESTMENT NINE (PTY) LIMITED	Namibia
REPTILE INVESTMENT TEN (PTY) LIMITED	Namibia
ROCK INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
ROYAL SOUTHMEADOWS, INC.	Philippines
RRS (FEBRUARY 2004) LIMITED	United Kingdom
RYVAL GAS LIMITED	United Kingdom
Sam Kwang Gas Tech Co., Ltd.	Korea, Republic of
Saudi Industrial Gas Company	Saudi Arabia
Selas-Linde GmbH	Germany
Sermatech International Canada Corp.	Delaware
Sermatech International Canada GP LLC	Delaware
Sermatech Korea Ltd.	Korea, Republic of
SERVICIOS DE OPERACIONES DE NITRÓGENO, S.A. DE C.V.	Mexico
Shanghai BOC Gases Co., Ltd.	China
Shanghai BOC Huayang Carbon Dioxide Co., Ltd.	China
Shanghai Linhua Gas Transportation Co., Ltd.	China
Shanghai Praxair Baoshan Inc.	China
Shanghai Praxair-Yidian, Inc.	China
Shared Care of West Branch, LLC	Michigan
Shenzhen Feiying Industrial Gases Company Limited	China
SHINE SKY INTERNATIONAL COMPANY LIMITED	British Virgin Islands
SKTY (Thailand) Limited	Thailand
SKY WALKER GROUP LIMITED	British Virgin Islands
Sleepcair, Inc.	Kansas
SMS HOLDINGS (DELAWARE), INC.	Delaware
SMS HOLDINGS, INC.	Delaware
Solucoes em Gases Industriais Ltda	Brazil
SOUTH PACIFIC WELDING GROUP PTY LIMITED	Australia
SPALDING HAULAGE LIMITED	United Kingdom
SPECIALIZED MEDICAL SERVICES, INC.	Wisconsin
Spectra Gases (Shanghai) Trading Co., LTD.	China
Spectra Gases Limited	United Kingdom
STORESHIELD LIMITED	United Kingdom
Svenska Aktiebolaget Gasaccumulator	Sweden
Svets Gas Aktiebolag	Sweden
SWAZI OXYGEN (PTY) LIMITED	Swaziland
T.I.G. TRADING LIMITED	Thailand
Tecnogas S/A	Peru
Thai Carbonic Company Ltd.	Thailand
The BOC Group B.V.	Netherlands

THE BOC GROUP LIMITED	United Kingdom
The Boc Group S.A.S.	France
THE BRITISH OXYGEN COMPANY LIMITED	United Kingdom
The National Medical Rentals, Inc.	Arkansas
The Welding Center, Inc.	Illinois
TIAMONT PTY LIMITED	Australia
TK-Teollisuuskaasut Oy	Finland
Tongling Praxair Co., Ltd.	China
TOO Linde Gaz Kazakhstan	Kazakhstan
Topaz Consultora S.A.	Uruguay
Total Home Care of East Alabama, L.L.C.	Alabama
TRANSHIELD	United Kingdom
TUNG BAO CORPORATION	Taiwan
UAB "AGA"	Lithuania
UNIGAS JOINT VENTURE PARTNERSHIP	Australia
UNIGAS TRANSPORT FUELS PTY LTD	Australia
UNITED INDUSTRIAL GASES COMPANY LIMITED	Taiwan
Unterbichler Gase GmbH	Germany
Vision Energy Group LLC	Oklahoma
Welco Acetylene Corp.	New Jersey
WELDER EQUIPMENT SERVICES LIMITED	United Kingdom
WELDING PRODUCTS HOLDINGS LIMITED	United Kingdom
WESSEX INDUSTRIAL & WELDING SUPPLIES LIMITED	United Kingdom
Westair Cryogenics Company	Delaware
Westair Gas and Equipment, L.P.	Texas
White Martins & White Martins - Comércio e Serviços, S.à r.l.	Luxembourg
White Martins Gases Industriais do Nordeste Ltda	Brazil
White Martins Gases Industriais do Norte Limitada	Brazil
White Martins Gases Industriais Ltda.	Brazil
White Martins Pecem Gases Industriais Ltda.	Brazil
White Martins Steel Gases Industriais Ltda.	Brazil
WM Transporte de Gases Ltda.	Brazil
Wyandotte Welding Supply, Inc.	Michigan
Yateem Oxygen W.L.L.	Bahrain
YUAN RONG INDUSTRIAL GASES COMPANY LIMITED	Taiwan
Zamalight Holdco LLC	Delaware
ZHENJIANG XINHUA INDUSTRIAL GASES CO., LTD.	China